Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 2, 2016

to

CREDIT AGREEMENT

Dated as of December 21, 2012

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of February 2, 2016 by and among NetApp, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 21, 2012 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments under, and make certain amendments to, the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

““Amendment No. 1 Effective Date” means February 2, 2016.”

““Excluded Domestic Subsidiary” means (i) SolidFire, Inc., a Delaware corporation, (ii) its successor, SolidFire, LLC, a Delaware limited liability company ((i) and (ii) collectively, “SolidFire”), and any Domestic Subsidiary that is or becomes a direct parent of the Specified Dutch Subsidiary and owns no assets other than equity interest in the Specified Dutch Subsidiary.”

““Specified Dutch Subsidiary” means Sonoma Holdings LLC acting in its capacity as general partner and in the name of Sonoma Holdings C.V., a limited partnership (commanditaire vennootschap), established under Netherlands law, with address at 495 East Java Drive, Sunnyvale, California 94089, United States of America, and registered with the Dutch Chamber of Commerce under number 65185889, such general partner being a wholly-owned Subsidiary of the Parent.”

““Subsidiary Guarantor” means each Material Subsidiary that is a Domestic Subsidiary and party to the Subsidiary Guaranty, but excluding any Excluded Domestic Subsidiary. The Subsidiary Guarantors on the Effective Date are identified as such in Schedule 3.01 to the Disclosure Letter.”

““2016 Loan Agreement” means that certain Loan Agreement, dated as of February 2, 2016, by and among NetApp, Inc. as the parent and the initial borrower thereunder, the Specified Dutch Subsidiary, as the assuming borrower thereunder, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.”

(b) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:

“The aggregate principal amount of the Commitments on the Amendment No. 1 Effective Date is $300,000,000.”

(c) The definition of “Permitted Encumbrances” appearing in Section 1.01 of the Credit Agreement is hereby amended to (1) delete the reference to “and” at the end of clause (j) thereof, (2) insert the word “and” following the semicolon at the end of clause (k) thereof and (3) insert a new clause (l) immediately following such clause (k) as follows:

“(l) Liens created pursuant to the general conditions of a bank operating in the Netherlands based on the general conditions drawn up by the Netherlands Bankers’ Association (Nederlandse Vereniging van Banken) and the Consumers Union (Consumentenbond);”

(d) Section 2.17 of the Credit Agreement of the Credit Agreement is hereby amended to insert a new clause (j) therein immediately following clause (i) thereof as follows:

“(j) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).”

(e) Section 2.20 of the Credit Agreement is hereby amended to replace the reference to “does not exceed $100,000,000” set forth therein with a reference to “does not exceed $50,000,000”.

(f) Section 2.20 of the Credit Agreement is hereby further amended to insert a new sentence at the end thereof as follows:

“The Borrower, the Lenders party thereto and the Administrative Agent may, in lieu of entering into an Augmenting Lender agreement substantially in the form of Exhibit G hereto, enter into Amendment No. 1 to this Agreement in order to give effect to the increase in Commitments contemplated by such Amendment No. 1 to this Agreement and the minimum increments requirement set forth in this Section 2.20 shall not apply to the increase in Commitments contemplated by Amendment No. 1 to this Agreement.”

(g) Section 5.01(b) of the Credit Agreement is hereby amended to (i) delete the words “, shareholders’ equity” appearing therein, (ii) insert the word “condensed” immediately prior to the words “consolidated balance sheet” and (iii) insert “(other than the statement of cash flows)” immediately after the words “such fiscal quarter”.

(h) Section 5.09 of the Credit Agreement is hereby amended to replace each reference to “Domestic Subsidiary” set forth therein with a reference to “Domestic Subsidiary (excluding any Excluded Domestic Subsidiary)” in each case.

(i) Section 6.01 of the Credit Agreement is hereby amended to (1) delete the “and” at the end of clause (m) thereof, (2) re-designate existing clause (n) thereof as clause (p) thereof and (3) insert new clauses (n) and (o) therein immediately following clause (m) thereof as follows:

“(n) Indebtedness of the Specified Dutch Subsidiary in respect of the 2016 Loan Agreement in an aggregate principal amount not to exceed $870,000,000;

(o) Indebtedness arising under a declaration of joint and several liability used for the purpose of Article 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to section 2:404(2) of the Dutch Civil Code); and”

(j) Section 6.03(a) of the Credit Agreement is hereby amended to (1) replace the reference to “and” immediately preceding clause (vii) thereof with a comma and (2) insert a new clause (viii) immediately following such clause (vii) as follows:

“and (viii) the Borrower may transfer the stock (or other equity interests) of any Subsidiary held by the Borrower to any wholly-owned Subsidiary; provided that any such transfer of the stock (or other equity interests) of any Domestic Subsidiary that is, or that would otherwise be required to be, a Subsidiary Guarantor may only be made to a Subsidiary Guarantor.”

(k) Section 6.04 of the Credit Agreement is hereby amended to (1) delete the reference to “and” immediately preceding clause (d) thereof and (2) insert a new clause (e) immediately following such clause (d) as follows:

“and (e) the Borrower Assumption under (and as defined in) the 2016 Loan Agreement.”

(l) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.01 attached hereto.

2. New Lenders. The parties hereto hereby acknowledge and agree that:

(a) Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 1 Effective Date (each, a “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 1 Effective Date, become a Lender for all purposes of the Credit Agreement, with a Commitment as set forth on Schedule 2.01 attached hereto.

(b) Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment No. 1 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment (and become party to the Credit Agreement as amended hereby) on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

3. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders (including each existing Lender (if any) whose Commitment is increasing pursuant to the terms of this Amendment), the New Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Wilson Sonsini Goodrich & Rosati, P.C., special financing counsel for the Borrower and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, special securities counsel for the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Borrower, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsels to deliver such opinions.

(c) The Administrative Agent shall have received (i) a certificate signed by a Financial Officer of the Borrower certifying that, after giving effect to this Amendment, (A) the Borrower is in compliance (on a pro forma basis assuming the increased Commitments have been fully drawn as Revolving Loans) with the covenants contained in Section 6.05 of the Credit Agreement for the fiscal quarter ended October 30, 2015, (B) the representations and warranties of the Borrower set forth in the Credit Agreement (as amended by this Amendment) (other than the representations and warranties contained in Section 3.04(b) and Section 3.06(a)) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such certificate; except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, and (C) no Default or Event of Default has occurred and is continuing, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received (i) for the account of each Lender participating in the increase to the Commitments pursuant hereto (including each New Lender) that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

(e) The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement (other than the representations and warranties set forth in Section 3.04(b) and Section 3.06(a)) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects), except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETAPP, INC.,
as the Borrower

By:	/s/ Jeffrey Bergmann
Name:	Jeffrey Bergmann
Title:	Interim Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:	/s/ Timothy D. Lee
Name:	Timothy D. Lee
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Gilroy D’Souza
Name:	Gilroy D’Souza
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Karen Byler
Name:	Karen Byler
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Arti Dighe
Name:	Arti Dighe
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Jake Rapaport
Name:	Jake Rapaport
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis A2388
Title:	Managing Director, Capital Markets

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 21, 2012

NetApp, Inc.

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$56,000,001
MORGAN STANLEY BANK, N.A.	$56,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$56,000,000
BANK OF AMERICA, N.A.	$27,333,333
CITIBANK, N.A.	$27,333,333
GOLDMAN SACHS BANK USA	$27,333,333
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$25,000,000
STANDARD CHARTERED BANK	$25,000,000

AGGREGATE COMMITMENT	$300,000,000